                                                                    Exhibit 10CK



                              AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT

                                        Dated as of March 10, 1999

                  THIS AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (this "Amendment and Restatement") among COLUMBIA ENERGY GROUP, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and SALOMON SMITH BARNEY INC., as arranger and book manager ("Arranger and Book Manager"), and CITIBANK, N.A. ("Citibank"), as administrative and syndication agent (the "Agent") for the Lenders, evidences the agreement of the parties as follows:

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agent have entered into a 364-Day Credit Agreement originally dated as of March 11, 1998 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Restatement have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement shall be effective as of the date hereof and, subject to the satisfaction of the conditions precedent set forth in Section 3.02, is hereby amended as follows:

                  (a) The following definitions appearing in Section 1.01 are amended in full to read as follows:

                           "Arranger and Book Manager" means Salomon Smith
                  Barney Inc., as arranger of the syndicate of Lenders hereunder.

                           "Critical Third Parties" shall have the meaning
                  specified in Section 4.01(m).

                           "Information Memorandum" means the information
                  memorandum dated February 1999 used by the Arranger and Book Manager in connection with the syndication of the Revolving Credit Commitments.

                           "Termination Date" means the earlier of (a) March 8,
                  2000 or, if extended pursuant to Section 2.16(a), the date that is 364 days after the Termination Date then in effect, and (b) the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.03 or 6.01.

                           "Year 2000 Problem" and "Year 2000 Compliant" shall
                  have the meanings specified in Section 4.01(m).

                           (b) The chart contained in the definition of "Applicable Margin" in Section 1.01 is amended to read in full as set forth on Exhibit A hereto.

                           (c) Section 2.07 is amended by adding a new Section 2.07(e) which reads as follows:

                           "(e) Utilization Fee. With respect to every day on
                  which the sum of all outstanding Advances is greater than 25% of the aggregate amount of the Revolving Credit Commitments, the Borrower agrees to pay to the Agent for the account of each Lender a utilization fee based on the daily aggregate amount of such Lender's Revolving Credit Commitment, calculated on a daily basis and payable quarterly in arrears at a rate per annum equal at all times to either (i) the lower percentage set forth in Column 6 of Exhibit A hereto during such periods as the sum of all outstanding Advances is greater than 25% but not more than 75% of the aggregate amount of the Revolving Credit Commitments, or (ii) the higher percentage set forth in Column 6 of Exhibit A hereto during such periods as the sum of all outstanding Advances is greater than 75% of the aggregate amount of the Revolving Credit Commitments."

                  (d) Section 2.12 is amended to delete the word "facility" in each place in which said word appears therein.

                  (e) Section 3.01(a) is amended by deleting the reference to "December 31, 1996" and substituting "December 31, 1997" therefor.

                  (f) Section 4.01(e) is amended by deleting the reference to "December 31, 1996" in each place in which it appears and substituting "December 31, 1997" therefor, and deleting the reference to "September 30, 1997" in each place in which it appears and substituting "September 30, 1998" therefor.

                  (g) Section 4.01 is amended by adding Section 4.01(m) which reads as follows:

                           "(m) The Borrower has (i) initiated a review and
                  assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers that, in each case, are material to the business and operations of the Borrower and its Subsidiaries taken as a whole ("Critical Third Parties")) that could be adversely affected by the inability of computer applications used by the Borrower or any of its Subsidiaries (or Critical Third Parties) to recognize and perform properly date-sensitive functions involving dates on or after January 1, 2000 (the "Year 2000 Problem"), (ii) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented that plan in accordance with such timetable. Based on the foregoing, the Borrower believes that all computer applications used by the Borrower or any of its Subsidiaries that are material to the business and operations of the Borrower and its Subsidiaries taken as a whole are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates on or after January 1, 2000 ("Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect."

                  (h) Section 5.01(i) is amended by deleting the word "and" following Section 5.01 (i)(xi), adding a new Section 5.01(i)(xii) which reads as set forth below, and re-designating Section 5.01(i)(xii) as
         Section 5.01(i)(xiii):

                           "(xii) promptly after the Borrower's discovery or
                  determination thereof, notice (in reasonable detail) that any computer application (including those of Critical Third Parties) that is material to the business and operations of the Borrower and its Subsidiaries taken as a whole will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect."

                  (i) The Commitments are amended to read in full as set forth on Schedule I hereto.

                  SECTION 2. Conditions of Effectiveness. This Amendment and Restatement shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Lenders that have a Commitment greater than $0 on Schedule I or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and Restatement and when the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and (except for the Revolving Credit Notes) in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified):

                  (a) The new Revolving Credit Notes issued in connection with this Amendment and Restatement to the order of each of the Lenders which has a Commitment in a different amount from that with respect to the Credit Agreement.

                  (b) Certified copies of (i) the resolutions of the Board of Directors of the Borrower approving (or authorizing the transactions encompassed by) this Amendment and Restatement and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

                  (c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

                  (d) A favorable opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Borrower, in substantially the form of Exhibit B hereto.

                  (e) A favorable opinion of Shearman & Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

                  (f) A certificate signed by a duly authorized officer of the Borrower stating that:

                           (i) The representations and warranties contained in
                  Section 4.01 of the Credit Agreement and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

                           (ii) No event has occurred and is continuing that
                  constitutes a Default.

                  SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The execution, delivery and performance by the Borrower of this Amendment and Restatement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower, except where such contravention would not be reasonably likely to have a Material Adverse Effect.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment and Restatement, except where the Borrower's failure to receive, take or make such authorization, approval, action, notice or filing would not have a Material Adverse Effect.

                  (c) This Amendment and Restatement has been duly executed and delivered by the Borrower. This Amendment and Restatement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

                  SECTION 4. Reference to and Effect on the Credit Agreement.
(a) On and after the effectiveness of this Amendment and Restatement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and restated by this Amendment and Restatement; provided, however, that the word "hereafter" appearing in the definition of "Material Subsidiaries" in Section 1.01 shall refer to the period after March 11, 1998. Each Lender on Schedule I with a Commitment of "$0" shall cease to be a party to the Credit Agreement.

                  (b) The Credit Agreement, as specifically amended and restated by this Amendment and Restatement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  SECTION 5. Costs, Expenses, Etc. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement. The Agent agrees to request as promptly as practicable from (a) Lenders whose Revolving Credit Notes are being replaced pursuant to this

Amendment and Restatement as of the date hereof, and (b) Lenders who shall have ceased to be parties to the Credit Agreement as of the date hereof, the return of their old Revolving Credit Notes. The Agent agrees to release any new Revolving Credit Note payable to a Lender only upon the return of the old Revolving Credit Note payable to such Lender.

                  SECTION 6. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

                  SECTION 7. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  COLUMBIA ENERGY GROUP


                                  By
                                     ------------------------------------
                                     Title:


                                  SALOMON SMITH BARNEY INC.,
                                    as Arranger and Book Manager


                                  By
                                     ------------------------------------
                                     Title:


                                  CITIBANK, N.A.,
                                    as Administrative and Syndication Agent


                                  By
                                     ------------------------------------
                                     Title:

                              Lenders


                                  CITIBANK, N.A.


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  PNC BANK, NATIONAL
                                  ASSOCIATION


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  CANADIAN IMPERIAL BANK OF
                                  COMMERCE


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:

                                  BANK OF MONTREAL


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  FIRST UNION NATIONAL BANK


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF NOVA SCOTIA


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  BANKERS TRUST COMPANY


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:

                                  CRESTAR BANK


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  THE FIRST NATIONAL BANK OF
                                  MARYLAND, A DIVISION OF FMB
                                  BANK


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  NATIONAL CITY BANK


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  COMMERZBANK AG,
                                  NEW YORK BRANCH


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------------------
                                     Name:
                                     Title:

                                  BANK OF TOKYO-MITSUBISHI
                                  TRUST COMPANY


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  UNION BANK OF CALIFORNIA


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  ARAB BANK, PLC


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  BANCA MONTE DEI PASCHI DI
                                  SIENA S.p.A.


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:

                                  BANK OF AMERICA N.T. & S.A.


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:


                                  SOCIETE GENERALE


                                  By
                                     ------------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE I

-----------------------------------------------------------------------------------------------------------------------------------
    NAME OF INITIAL LENDER             DOMESTIC LENDING OFFICE             EURODOLLAR LENDING OFFICE        AMOUNT OF COMMITMENT
-----------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                         2 Penn's Way, Suite 200              2 Penn's Way, Suite 200             $50,000,000
                                        New Castle, DE, 19720                New Castle, DE, 19720
                                          Patrice Williams                      Patrice Williams
                                          Fax: 302-894-6120                    Fax: 302-894-6120
-----------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank              1 Chase Manhattan Plaza-            1 Chase Manhattan Plaza- 8th          $50,000,000
                                              8th Floor                              Floor
                                         New York, NY 10081                    New York, NY 10081
                                            Lynette Lang                          Lynette Lang
                                          Tel: 212-552-7692                    Tel: 212-552-7692
                                          Fax: 212-552-5777                    Fax: 212-552-5777
-----------------------------------------------------------------------------------------------------------------------------------
PNC Bank, National Association         249 Fifth Ave., 6th Fl.              249 Fifth Ave., 6th Fl.             $40,000,000
                                        Pittsburgh, PA 15222                  Pittsburgh, PA 15222
                                             Tina Lanuka                          Tina Lanuka
                                          Tel: 412-768-5876                    Tel: 412-768-5876
                                          Fax: 412-768-4586                    Fax: 412-768-4586
-----------------------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of            Two Paces West, Suite 1200            Two Paces West, Suite 1200           $38,000,000
Commerce                              2727 Paces Ferry Road, NW            2727 Paces Ferry Road, NW
                                          Atlanta, GA 30339                    Atlanta, GA 30339
                                          Tel: 770-319-4821                    Tel: 770-319-4821
                                          Fax: 770-319-4950                    Fax: 770-319-4950
-----------------------------------------------------------------------------------------------------------------------------------
Bank of Montreal                   115 South LaSalle St., 11th Fl.      115 South LaSalle St., 11th Fl.         $33,333,333
                                          Chicago, IL 60603                    Chicago, IL 60603
                                           Client Services                      Client Services
                                          Tel: 312-750-3758                    Tel: 312-750-3758
                                          Fax: 312-750-4345                    Fax: 312-750-4345
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    NAME OF INITIAL LENDER             DOMESTIC LENDING OFFICE             EURODOLLAR LENDING OFFICE        AMOUNT OF COMMITMENT
-----------------------------------------------------------------------------------------------------------------------------------
First Union National Bank            One First Union Center 301            One First Union Center 301           $33,333,333
                                        South College Street                  South College Street
                                         Charlotte, NC 28209                  Charlotte, NC 28209
                                            Dave Johnson                          Dave Johnson
                                          Tel: 704-383-7686                    Tel: 704-383-7686
                                          Fax: 704-383-6670                    Fax: 704-383-6670
-----------------------------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia          600 Peachtree Street NE, Suite 2700        600 Peachtree Street NE,            $30,000,000
                                          Atlanta, GA 30308                        Suite 2700
                                            Cleve Buchey                       Atlanta, GA 30308
                                          Tel: 404-877-1500                       Cleve Buchey
                                           Telex: 00542319                      Tel: 404-877-1500
                                          Fax: 404-888-8998                     Telex: 00542319
                                                                               Fax: 404-888-8998
-----------------------------------------------------------------------------------------------------------------------------------
The First National Bank of      One First National Plaza, Suite 0363       One First National Plaza,            $25,000,000
Chicago                                   Chicago, IL 60670                        Suite 0363
                                            Kenneth Bauer                      Chicago, IL 60670
                                          Tel: 312-732-6282                      Kenneth Bauer
                                          Fax: 312-732-3055                    Tel: 312-732-6282
                                                                               Fax: 312-732-3055
-----------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Company              130 Liberty Street, 14th Floor        130 Liberty Street, 14th Floor         $25,000,000
                                         New York, NY 10006                    New York, NY 10006
                                             Jim Cullen                            Jim Cullen
                                          Tel: 212-250-7343                    Tel: 212-250-7343
                                          Fax: 212-250-7351                    Fax: 212-250-7351
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    NAME OF INITIAL LENDER             DOMESTIC LENDING OFFICE             EURODOLLAR LENDING OFFICE        AMOUNT OF COMMITMENT
-----------------------------------------------------------------------------------------------------------------------------------
Crestar Bank                       1445 New York Ave., NW 5th Fl.        1445 New York Ave., NW 5th Fl.         $17,000,000
                                       Washington, D.C. 20005                Washington, D.C. 20005
                                            Nancy Petrash                        Nancy Petrash
                                          Tel: 202-879-6432                    Tel: 202-879-6432
                                          Fax: 202-879-6137                    Fax: 202-879-6137
-----------------------------------------------------------------------------------------------------------------------------------
The First National Bank of      601 13th St., N.W., Suite 1000 North     601 13th St., N.W., Suite 1000         $16,666,667
Maryland, a division of FMB               Washington, D.C.                           North
Bank                                        Shaun Murphy                        Washington, D.C.
                                          Tel: 202-661-7231                       Shaun Murphy
                                          Fax: 202-661-7238                    Tel: 202-661-7231
                                                                               Fax: 202-661-7238
-----------------------------------------------------------------------------------------------------------------------------------
National City Bank                      155 East Broad Street                155 East Broad Street              $16,666,667
                                       Columbus, OH 43251-0034              Columbus, OH 43251-0034
                                        Gregory Miller, V.P.                  Gregory Miller, V.P.
                                          Tel: 614-463-8350                    Tel: 614-463-8350
                                          Fax: 614-463-6770                    Fax: 614-463-6770
-----------------------------------------------------------------------------------------------------------------------------------
Commerzbank AG,                      Two World Financial Center            Two World Financial Center           $15,000,000
New York Branch                          New York, NY 10281                    New York, NY 10281
                                          Dempsey L. Gable                      Dempsey L. Gable
                                          Tel: 212-266-7560                    Tel: 212-266-7560
                                          Fax: 212-266-7530                    Fax: 212-266-7530
-----------------------------------------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Trust       1251 Avenue of the Americas          1251 Avenue of the Americas           $10,000,000
Company                                New York, NY 10020-1104              New York, NY 10020-1104
                                             Rolando Uy                            Rolando Uy
                                          Tel: 212-782-5637                    Tel: 212-782-5637
                                          Fax: 201-413-8225                    Fax: 201-413-8225
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    NAME OF INITIAL LENDER             DOMESTIC LENDING OFFICE             EURODOLLAR LENDING OFFICE        AMOUNT OF COMMITMENT
-----------------------------------------------------------------------------------------------------------------------------------
Union Bank of California               Energy Capital Services              Energy Capital Services             $10,000,000
                                    445 S. Figueroa St., 15th Fl.        445 S. Figueroa St., 15th Fl.
                                        Los Angeles, CA 90071                Los Angeles, CA 90071
                                         David Musicant, VP                    David Musicant, VP
                                          Tel: 213-236-5023                    Tel: 213-236-5023
                                          Fax: 213-236-4096                    Fax: 213-236-4096
-----------------------------------------------------------------------------------------------------------------------------------
Arab Bank, PLC                            520 Madison Ave.                      520 Madison Ave.                $10,000,000
                                         New York, NY 10022                    New York, NY 10022
                                           John Adams, VP                        John Adams, VP
                                          Tel: 212-715-9765                    Tel: 212-715-9765
                                          Fax: 212-593-4632                    Fax: 212-593-4632
-----------------------------------------------------------------------------------------------------------------------------------
Banca Monte dei Paschi di           55 East 59th Street- 9th Fl.          55 East 59th Street- 9th Fl.          $10,000,000
Siena S.p.A.                           New York, NY 10022-1112              New York, NY 10022-1112
                                        Nicolas Kanaris V.P.                  Nicolas Kanaris V.P.
                                          Tel: 212-891-3655                    Tel: 212-891-3655
                                          Fax: 212-891-3661                    Fax: 212-891-3661
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America N.T. & S.A.             700 Louisiana Street                  700 Louisiana Street              $10,000,000
                                              8th Floor                            8th Floor
                                          Houston, TX 77002                    Houston, TX 77002
                                          Tel: 713-247-7373                    Tel: 713-247-7373
                                          Fax: 713-247-6568                    Fax: 713-247-6568
-----------------------------------------------------------------------------------------------------------------------------------
Societe Generale                         1221 Avenue of the Americas          1221 Avenue of the Americas       $10,000,000
                                             New York, NY 10020                    New York, NY 10020
                                                Gordon Eadon                          Gordon Eadon
                                              Tel: 212-278-6880                    Tel: 212-278-6880
                                              Fax: 212-278-6144                    Fax: 212-278-6144

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    NAME OF INITIAL LENDER             DOMESTIC LENDING OFFICE             EURODOLLAR LENDING OFFICE        AMOUNT OF COMMITMENT
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust                            60 Wall St.                     Nassau Bahamas Office          $         0
Company of New York                          New York, NY 10260              c/o J.P. Morgan Services, Inc.
                                                  Jim Finch                     Euro-Loan Servicing Unit
                                              Fax: 212-648-5014               500 Stanton Christiana Road
                                                                                    Newark, DE 19713
                                                                                 Telex: 177425 MBDEL UT
                                                                                   Fax: 302-634-1094
-----------------------------------------------------------------------------------------------------------------------------------
Credit Agricole Indosuez                600 Travis Street, Suite 2340        600 Travis Street, Suite 2340      $         0
                                              Houston, TX 77002                    Houston, TX 77002
                                                Brian Knezeak                        Brian Knezeak
                                              Tel: 713-223-7001                    Tel: 713-223-7001
                                              Fax: 713-223-7029                    Fax: 713-223-7029
-----------------------------------------------------------------------------------------------------------------------------------

                                                     EXHIBIT A



===================================================================================================================================
    Public Debt Rating     Applicable Margin for     Applicable Margin for     Applicable      Applicable    Applicable Margin for
        S&P/Moody's          Base Rate Advances    Eurodollar Rate Advances      Margin        Margin for       Utilization Fee
                                                                              for CD Rate     Facility Fee         (25%/75%)
                                                                                Advances
===================================================================================================================================
Level 1                              0                         .13%               .255%            .05%            .25%/.375%
  AA-/AA3 or higher
-----------------------------------------------------------------------------------------------------------------------------------
Level 2                              0                         .20%               .325%            .06%            .25%/.375%
  A+/A/A-/A1/A2/A3
-----------------------------------------------------------------------------------------------------------------------------------
Level 3                              0                         .215%              .34%             .085%           .30%/.50%
  BBB+/Baa1
-----------------------------------------------------------------------------------------------------------------------------------
Level 4                              0                         .26%               .385%            .105%           .375%/.625%
  BBB/Baa2
-----------------------------------------------------------------------------------------------------------------------------------
Level 5                              0                         .31%               .45%             .125%           .50%/.75%
  BBB-/Baa3 or lower
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  EXECUTION COPY


                                U.S. $450,000,000

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                           Dated as of March 10, 1999

                                      among

                             COLUMBIA ENERGY GROUP,

                                  as Borrower,

                                       and

                            THE LENDERS NAMED HEREIN,

                                   as Lenders,

                                       and

                           SALOMON SMITH BARNEY INC.,

                          as Arranger and Book Manager,

                                       and

                                 CITIBANK, N.A.,

                    as Administrative and Syndication Agent,

                                       and

                          THE CHASE MANHATTAN BANK AND
                         PNC BANK, NATIONAL ASSOCIATION,

                            as Documentation Agents,

                                       and

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                   BANK OF MONTREAL, FIRST UNION NATIONAL BANK
                          AND THE BANK OF NOVA SCOTIA,

                           as Senior Managing Agents,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,
                      BANKERS TRUST COMPANY, CRESTAR BANK,
          THE FIRST NATIONAL BANK OF MARYLAND, A DIVISION OF FMB BANK,
              NATIONAL CITY BANK, COMMERZBANK AG, NEW YORK BRANCH,
                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY AND
                            UNION BANK OF CALIFORNIA,

                                  as Co-Agents